UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2017

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, on March 1, 2017, Centennial Resource Development, Inc. (the “Company”) delivered a notice (the “Redemption Notice”) for the redemption of all of the warrants originally sold as part of units in its initial public offering (the “Public Warrants”) that remained outstanding and were not exercised prior to 5:00 p.m. New York City time on March 31, 2017 (the “Redemption Date”). As further described in the Redemption Notice and permitted under the warrant agreement that provides for the terms of the Public Warrants, the Redemption Notice required all holders of the Public Warrants to exercise such Public Warrants on a “cashless basis” prior to the Redemption Date.

On or prior to the Redemption Date, 16,570,000 Public Warrants, representing approximately 99.4% of the Company’s outstanding Public Warrants as of the date of delivery of the Redemption Notice, were exercised. An aggregate of  6,234,966 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), were issued in connection with such exercise. Following the Redemption Date, the 96,643 unexercised Public Warrants that remained outstanding were redeemed for $0.01 per Public Warrant.

Item 3.02.                                        Unregistered Sales of Equity Securities.

Prior to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) on March 23, 2017, the Company issued 4,277,085 shares of Class A Common Stock upon the exercise of Public Warrants pursuant to the Company’s effective registration statement on Form S-1 (File No. 333-214355), as amended. Subsequent to the filing of the Form 10-K, the Company issued an additional 1,957,881 shares of Class A Common Stock upon the exercise of Public Warrants in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act of 1933; representing less than 1% of the 201,882,082 shares of Class A Common Stock outstanding as of March 7, 2017, as reported in the Form 10-K.

Item 8.01.                                        Other Events.

On April 6, 2017, the Company issued a press release announcing the results of the cashless exercise and redemption of the Public Warrants.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: April 6, 2017
	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Centennial Resource Development, Inc., dated April 6, 2017.